UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2011

DIONEX CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-11250 (Commission File Number)	94-2647429 (IRS Employer Identification No.)
1228 Titan Way
Sunnyvale, California 94085
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 737-0700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 3.02 Unregistered Sale of Equity Securities.
Item 3.03. Material Modifications to Rights of Security Holders.
Item 5.01. Changes in Control of Registrant.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-3.2

Item 2.01. Completion of Acquisition or Disposition of Assets.
     As previously disclosed, on December 12, 2010, Dionex Corporation (the “Company”), Thermo Fisher Scientific, Inc. (“Thermo Fisher”) and Weston D Merger Co., an indirect wholly owned subsidiary of Thermo Fisher (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser agreed to purchase all outstanding shares of the Company’s common stock (the “Shares”) at a price per Share of $118.50 in cash, without interest (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 20, 2010 (as amended or supplemented, the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the “Offer”).
     The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on May 17, 2011 in accordance with the “short form” merger provisions available under Delaware law, which allow the completion of the Merger without a vote or meeting of stockholders of the Company. On May 17, 2011, in connection with the Merger, the Company notified The NASDAQ Global Market (“NASDAQ”) of its intent to remove its common stock from listing on NASDAQ and requested that NASDAQ file a delisting application with the Securities and Exchange Commission (“SEC”) to delist and deregister its common stock. On May 17, 2011, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company’s common stock. The Company will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company’s common stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.
Item 3.02 Unregistered Sale of Equity Securities.
     In order to complete the Merger, on May 16, 2011, pursuant to Section 1.4 of the Merger Agreement, Purchaser exercised its top-up option (the “Top-Up Option”) to purchase shares of the Company’s common stock, and accordingly, the Company issued 35,617,576 Shares (the “Top-Up Shares”) to Purchaser, at a price per Share of $118.50. Purchaser paid for the Top-Up Shares by delivery of cash and a promissory note.
     The Company offered and sold the Top-Up Shares as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).
Item 3.03. Material Modifications to Rights of Security Holders.
     At the effective time of the Merger, each issued and outstanding Share (other than (i) any Shares held by any direct or indirect wholly owned subsidiary of Dionex, (ii) any Shares owned by Thermo Fisher, Purchaser or Dionex and (iii) any Shares held by stockholders who did not consent to the Merger and who have perfected their statutory rights of appraisal pursuant to the applicable provisions of Section 262 of the Delaware General Corporation Law) was converted into the right to receive the Offer Price. At the effective time of the Merger, holders of Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 5.01. Changes in Control of Registrant.
     The Offer expired at 7:00 p.m., New York City time, on Friday, May 13, 2011. According to American Stock Transfer & Trust Company, the depositary for the Offer, as of such time, (i) including Shares tendered by notice of guaranteed delivery, an aggregate of approximately 16,304,830 Shares were tendered and not withdrawn pursuant to the Offer, which represented approximately 93% of the then outstanding Shares, and (ii) excluding Shares tendered by notice of guaranteed delivery, an aggregate of approximately 13,988,751 Shares were tendered and not withdrawn pursuant to the Offer, which represented approximately 80% of the then outstanding Shares. Purchaser accepted all of the Shares that were validly tendered and not withdrawn for payment pursuant to the terms of the Offer. A copy of the press release issued by Thermo Fisher on May 16, 2011 regarding the expiration and results of the tender offer is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
     Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company on May 17, 2011 in accordance with the “short form” merger provisions available under Delaware law, which allow the completion of the Merger without a vote or meeting of stockholders of the Company. In order to accomplish the Merger, on May 16, 2011, Purchaser exercised the Top-Up Option, which permitted Purchaser to purchase the Top-Up Shares. In connection with the Merger, each issued and outstanding Share (other than (i) any Shares held by any direct or indirect wholly owned subsidiary of Dionex, (ii) any Shares owned by Thermo Fisher, Purchaser or Dionex and (iii) any Shares held by stockholders who did not consent to the Merger and who have perfected their statutory rights of appraisal pursuant to the applicable provisions of Section 262 of the Delaware General Corporation Law) was converted into the right to receive the Offer Price. Following the consummation of the Merger, the Company continued as the surviving corporation and a wholly-owned subsidiary of Thermo Fisher. A copy of the press release announcing completion of the Merger is filed as Exhibit 99.2 hereto and is incorporated by reference.
     The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.
     In connection with the Offer and the Merger, Thermo Fisher and Purchaser paid, in the aggregate, approximately $2.1 billion in cash consideration, consisting of cash on hand and the proceeds of Thermo Fisher’s previously completed offering of senior notes.
     To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Thermo Fisher, the operation of which may at a subsequent date result in a further change in control of the Company.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     David L. Anderson, A. Blaine Bowman, Roderick McGreary, Riccardo Pigliucci and Michael W. Pope resigned from the Board of Directors of the Company (the “Board of Directors”), effective as of the closing of the Offer, and Frank Witney resigned from the Board of Directors, effective as of the closing of the Merger. As contemplated by the Merger Agreement, effective at the closing of the Offer, the Board of Directors unanimously elected Seth H. Hoogasian, Alan J. Malus, Gregory J. Herrema, Edward A. Pesicka and Kenneth Berger, all of whom are designees of Thermo Fisher, to fill the vacancies resulting from the foregoing resignations. Effective at the closing of the Merger, the size of the Board of Directors was reduced from six to one with Mr. Hoogasian remaining as the sole director. Biographical and other information with respect to Messrs. Hoogasian, Malus, Herrema, Pesicka and Berger is contained in the

Section 14(f) Information Statement included as Exhibit (a)(5)(D) to the Statement, and such information is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 17, 2011, in connection with the Merger, the bylaws of the Company were amended and restated (the “Amended Bylaws”). The Amended Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference. The certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger continued to be the certificate of incorporation of the Company following the effective time of the Merger.
     On May 18, 2011, the certificate of incorporation of the Company was amended and restated (the “Restated Charter”). The Restated Charter is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of December 12, 2010, by and among Thermo Fisher Scientific, Inc., Weston D Merger Co. and Dionex Corporation (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2010).

3.1	Amended and Restated Bylaws of Dionex Corporation

3.2	Restated Certificate of Incorporation of Dionex Corporation

99.1	Press Release of Thermo Fisher Scientific, Inc., issued May 16, 2011 (incorporated by reference to Exhibit (a)(5)(M) to the Schedule TO-T/A of Thermo Fisher Scientific Inc. and Weston D Merger Co., filed with the SEC on May 16, 2011).

99.2	Press Release of Thermo Fisher Scientific, Inc., issued May 17, 2011 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Thermo Fisher Scientific Inc., filed with the SEC on May 18, 2011).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIONEX CORPORATION
Dated: May 18, 2011	By:	/s/ Seth Hoogasian
		Name:	Seth Hoogasian
		Title:	President

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of December 12, 2010, by and among Thermo Fisher Scientific, Inc., Weston D Merger Co. and Dionex Corporation (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2010).

3.1	Amended and Restated Bylaws of Dionex Corporation

3.2	Restated Certificate of Incorporation of Dionex Corporation

99.1	Press Release of Thermo Fisher Scientific, Inc., issued May 16, 2011 (incorporated by reference to Exhibit (a)(5)(M) to the Schedule TO-T/A of Thermo Fisher Scientific Inc. and Weston D Merger Co., filed with the SEC on May 16, 2011).

99.2	Press Release of Thermo Fisher Scientific, Inc., issued May 17, 2011 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Thermo Fisher Scientific Inc., filed with the SEC on May 18, 2011).